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October 30, 1997

Alliance Partners
30 Rockefeller Plaza
New York, NY  10112

Dear Gentlemen and Ladies:

               Reference is made to a certain agreement dated July 7,1995 (the "Alliance Agreement") between EchoCath, Inc. (the "Company") and Alliance Partners ("Alliance") pursuant to which the Company agreed, among other things, to pay $750,000 to Alliance (the "Contingent Payment") upon receipt by the Company of $23,040,000 in proceeds from the exercise of its outstanding lass B Common Stock Warrants. The Contingent Payment is accounted for as a "capital contribution subject to repayment" on the Company's balance sheet. This letter shall document our agreement reached on September 17, 1997 with respect to the matters set forth herein. The value of the Shares and the Option purchase price of $2.00 per share have been determined through arms length negotiation between the parties hereto and reflect the market prices for the Class A Common Stock reported in the NASDAQ market during the period immediately preceding the final agreement on September 17, 1997.

     1. Closing; Conditions to Closing. The obligations of the parties hereunder are subject to and conditioned upon the receipt by the Company of the final determination from the NASDAQ Stock Market, Inc. ("NASDAQ Approval") approving the continued listing of the Company's common stock on the NASDAQ SmallCap Market. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur and be effective on the date on which the Company receives the NASDAQ Approval.

     2. Contingent Liability. Upon Closing under this Agreement in accordance with Paragraphs 1, 3 and 4 hereof, Alliance, and its designees Marathon Investments L.L.C., Dr. Herbert Moskowitz and Mr. Irwin M. Rosenthal (collectively, the "Investors"), hereby release and discharge the Company from making the Contingent Payment and the provisions of the Alliance





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Alliance Partners
October 30, 1997

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Agreement providing for the Contingent Payment are hereby rendered null and void without any further force and effect whatsoever.

     3. Issuance of Shares. At the Closing the Company shall issue to the Investors, and the Investors shall receive (without payment of any additional cash consideration), an aggregate of 50,000 shares (the "Shares") of the Company's Class A Common Stock, without par value (the "Class A Common Stock") to be allocated among each Investor as follows:

                      Marathon Investments L.L.C. - 25,000 Shares
                      Dr. Herbert Moskowitz       - 16,667 Shares
                      Irwin M. Rosenthal          -  8,333 Shares

     4. Issuance of Options. At the Closing, the Company shall grant and issue to the Investors, and the Investors shall accept (without payment of any additional cash consideration), options (collectively, the "Stock Options")to purchase an aggregate of 50,000 shares of the Company's Class A Common Stock. Each Stock Option shall be evidenced by the Stock Option Agreement attached hereto as Exhibit A, shall have an exercise price equal to $2.00, and shall be for the number of shares set forth below:

                      Marathon Investments L.L.C. - 25,000 Shares
                      Dr. Herbert Moskowitz       - 16,667 Shares
                      Irwin M. Rosenthal          -  8,333 Shares

     5. Representations and Warranties of the Company. The Company represents and warrants to Alliance and the Investors that:

          a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey, and the Company has the corporate power and authority to perform it obligations hereunder; and

          b) The Shares have been duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

          c) The Company has all requisite power and authority to execute and deliver this Agreement, and to perform th obligations of the Company hereunder; and the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.




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Alliance Partners
October 30, 1997

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             d)  This Agreement has been duly executed and delivered by the
Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with the terms.

     6. Representations, Warranties and Covenants of Alliance and the Investors. Alliance and the Investors each severally represent and warrant to and covenants with the Company with respect to itself as follows:

            a) Alliance and each Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to eval ate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

            b) Marathon Investments L.L.C. has been duly created and is validly existing under the laws of the jurisdiction of its creation; each of Alliance and the Investors has all requisite power and authority to execute and deliver this Agreement and to perform his or its obligations hereunder; and the execution, delivery and performance by each of All ance and the Investors of this Agreement and the consummation by each of Alliance and the Investors of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Alliance and such Investor.

            c) This Agreement has been duly executed and delivered by each of Alliance and the Investors and constitutes the valid and binding obligation of each of Alliance and the Investors enforceable against them in accordance with th terms.

            d) The Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

            e) Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the hol ing period provided by that Rule has been satisfied, and, in any sales to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

            f) The availability of Rule 144 may be dependent upon adequate current public information with respect to the Company being available and, at the time that Alliance may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able o comply with such requirement.

            g) Each of the Investors is acquiring the Shares for his or its own account for investment, and will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this





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Alliance Partners
October 30, 1997

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representation and warranty, each Investor agrees that there may be a fixed to the certificate for a legend as follows:


          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for such holder's own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

                h) The Investors further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.



        7.  Registration Rights.

                a) If at any time, or from time to time, after the date hereof until the second anniversary of the date of expiration of the Stock Option, the Company proposes to register any of its Class A Common Stock under the Securities Act, w ether of its own accord or at the request or demand of any holder thereof, and if the registration form proposed to be used may be used for the registration of Class A Common Stock (other than a registration statement on Form S-4 or S-8 or any successor form to such forms or filed in connection with an exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), the Company will thereupon give prompt written notice to the Investors(including transferees thereof who provide the Company their address) of its intention to proceed with the registration (hereinafter the "Incidental Registration"). Upon the written request of any of the Investors made within 15 days after the receipt of any such notice, the Company will use its best efforts to include in such Incidental Registration all of the Shares, plus any Shares of Class A Common Stock issued or issuable upon exercise of the Stock Option (collectively, the "Registrable Shares") for which the Company receives a written request for registration from an Investor. Such written request shall specify the number of Registrable Shares to be registered and the intended method of disposition thereof (which may be, without limitation, from time to time pursuant to Rule 415). The Company agrees to use its best efforts to to keep the Registration Statement relating to such Incidental Registration continuously effective for a period of 90 days(or such longer period as the Company is otherwise required to keep the registration statement effective for the Incidental Registration)from the date on which the SEC declares it effective or such shorter period which will terminate when all the Registrable Securities covered by the Registration Statement have been sold.





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Alliance Partners
October 30, 1997

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                  b)   If an Incidental Registration is made in connection with
an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such registration (whether by the Company or holders of the Company's securities pursuant to any rights granted by the Company to demand inclusion of any such securities in such registration) exceeds the amount of such securities which can be sold in such offering, the Company will include in such offering the amount of securities requested to be included which in the opinion of such underwriters can be sold as follows: (a) first, all the shares shall be included which are proposed to be sold by the Company or any such holder of a demand registration right (if the number of demand registration rights held by such holder will be reduced by the Incidental Registration), and
(b) second, the number of shares of capital stock that may be included shall be allocated among all holders of Class A Common Stock and of other stock having and seeking to exercise incidental or "piggy back" registration rights in proportion, as nearly as practicable, to the respective amounts of shares of stock then owned by such holders (including shares issuable upon conversion of convertible securities and upon exercise of warrants, options or other rights).

               c) No Investor may participate in any underwritten Incidental Registration unless such Investor (a) agrees to sell such Registrable Shares on the basis provided in any underwriting arrangement approved by the Company and
(b) completes and executes all questionnaires, powers of attorney, indemnities, agreements (including an underwriting agreement in customary form) and other documents required under the terms of such underwriting arrangements.

               d)  All expenses incurred by the Company in complying with this
Section 7, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) all printing expenses, (iii) all fees and disbursements of the Company's lega counsel and accountants for the Company and
(iv) all blue sky fees and expenses, shall be paid by the Company. Notwithstanding the foregoing, all underwriting discounts and selling commissions applicable to sales of the Registrable Shares in connection with any Incidental Registration shall be borne by the seller thereof pro rata in proportion to the dollar value of the shares of Class A Common Stock being sold by each such seller. Each Investor shall also pay and be responsible for such Investor's own costs and expenses in connection with any Incidental Registration, including without limitation the fees and expenses of legal counsel, if any.

               e) Indemnification by the Company. The Company agrees to indemnify and hold harmless each selling holder of Registrable Securities from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact ontained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise





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Alliance Partners
October 30, 1997

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out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling holder or on such selling holder's behalf expressly for use therein and; provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of such selling holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

                  f) Indemnification by Holder of Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless the Company to the same extent as the foregoing indemnity from the Company to such selling holder, but only with respect to information furnished in writing by such selling holder or on such selling holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.


                  g) Conduct of Indemnification Proceedings. If any action or proceeding shall be brought or asserted against any person entitled to indemnification under clauses (a) or (b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonab y satisfactory to such Indemnified Party, and shall assume the payment of all expenses.

     8. Miscellaneous.

                  a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  b) Entire Agreement. This Agreement constitutes the sole and entire agree ent of the parties with respect to the subject matter hereof.

                  c) Counterparts. This Agreement and the Company's acceptance may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  d) Amendments. This Agreement may not be amended or modified without the written consent of the Company a d Alliance, and no provisions hereof may be waived without the written consent of the party or parties in favor of which such provision would operate without such waiver.






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Alliance Partners
October 30, 1997

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                  e)  Severability.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.


     If you are in agreement with the foregoing, please signify your acceptance by signing and returning to us the enclosed copy of this letter.

                                           Very truly yours,

                                           ECHOCATH, INC.


                                           By
                                             --------------------------------


APPROVED AND ACCEPTED:


ALLIANCE PARTNERS


By
   -------------------------   ------------------------  -----------------------
   Title                       Dr. Herbert Moskowitz     Irwin M. Rosenthal


MARATHON INVESTMENTS L.L.C.


By _____________________________
   Title